Putnam
Minnesota
Tax Exempt
Income Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-03

[GRAPHIC OMITTED: FISHING LURE]

[SCALE LOGO OMITTED]

From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

Looking back on an eventful year, we consider it important to take note of the increasingly positive trends that have become apparent in the U.S. economy and financial markets. The stimulus provided by fiscal and monetary policies has drawn the economy out of the slump of early 2003 and rising profits prompted a broad rally for stocks. The bond market steadied while offering pockets of opportunity. We see indications that these trends can continue into 2004 and know that Putnam management teams will seek to position the funds to benefit from them.

During the semiannual period ended November 30, 2003, Putnam Minnesota Tax Exempt Income Fund delivered positive returns at net asset value, coming in slightly ahead of both its benchmark index and its Lipper category average. Details may be found on the facing page.

In the following report from your fund's management team, you will also see a detailed discussion of the strategies the managers employed. For example, they explain how the fund was able to benefit from a cross-market arbitrage maneuver, from the sale of higher-yielding lower-rated bonds, and from strong performance by key industrial development bond holdings. They conclude by offering their views on prospects for the fiscal year's second half.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

January 21, 2004


Report from Fund Management

Fund highlights

 * Putnam Minnesota Tax Exempt Income Fund's total return for the six months ended November 30, 2003, was 0.25% for class A shares at net asset value (NAV) and -4.52% at public offering price.

 * The fund's return at NAV was slightly above the Lehman Municipal Bond Index, which returned 0.18% for the same period, reflecting an improving environment for higher-yielding municipal bonds.

 * Results for the fund's class A shares at NAV were also above the average return of the funds in its Lipper category, Minnesota Municipal Debt Funds, which was -0.14% for the six-month period.

 * See the Performance Summary on page 8 for complete information on the fund's results, performance comparisons, and Lipper data.

Performance commentary

The financial markets experienced a major shift early in 2003, but the fund's investment mix and the adjustments we made to its portfolio helped keep its investment results slightly ahead of the broad Lehman Municipal Bond Index and its Lipper peer group for the fiscal period.

FUND PROFILE

Putnam Minnesota Tax Exempt Income Fund seeks to provide high current income free from federal and state of Minnesota personal income taxes, as we believe to be consistent with the preservation of capital. It may be suitable for Minnesota investors seeking tax-free income through a diversified portfolio of municipal bonds primarily issued in Minnesota.

Improving economic numbers early in the spring fostered a more optimistic outlook and made income-oriented investors more willing to accept the risks associated with lower-quality, high-yield bonds. While your fund remains primarily an investment-grade portfolio, the strongest performers over this period were two lower-rated issues that benefited from increased investor demand for higher yield. The fund's use of a cross-market arbitrage strategy, described on page 3, also contributed to returns during the fiscal period.


Market overview

Municipal bond yields -- which move in the opposite direction of their prices -- were unusually volatile between June 1 and November 30, 2003. Concern about deflation led to falling yields and correspondingly higher bond prices through mid June. After rising through August, yields receded again in September on unfavorable housing and unemployment data. October's positive economic surprises sent yields back up. Overall, yields ended the semiannual period higher. The spread, or difference between yields of 10-year municipal bonds and 10-year Treasuries, widened, with municipals yielding close to their long-term average of 85% of comparable Treasury yields at the end of November after yielding nearly 100% of Treasury yields earlier in the year.

As the economy improved, investor demand for higher-yielding municipals increased. In particular, airline-related industrial development bonds outperformed other municipal bonds. Tobacco settlement bonds underperformed in the late spring following unfavorable rulings in some of the industry's ongoing litigation matters. However, these bonds began to outperform during the six-month period as prospects for the industry became more favorable.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 11/30/03
-------------------------------------------------------------------------------
Fixed-income securities
-------------------------------------------------------------------------------
Lehman Municipal Bond Index (tax-exempt bonds)                          0.18%
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                        -1.04%
-------------------------------------------------------------------------------
Lehman Intermediate Government Bond Index
(intermediate-maturity U.S. government bonds)                          -1.27%
-------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield
corporate bonds)                                                        9.63%
-------------------------------------------------------------------------------
Stocks
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     10.80%
-------------------------------------------------------------------------------
Russell 2000 Index (stocks of small and midsize companies)             24.65%
-------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                 20.26%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different sectors for the six months ended 11/30/03.
-------------------------------------------------------------------------------

Strategy overview

We shortened the portfolio's duration (a measure of a fund's sensitivity to changes in interest rates) in May and June because interest rates were at historically low levels and were more likely, in our opinion, to rise than to fall. This defensive strategy helped protect portfolio assets when rates rose sharply between mid June and the end of July. We resumed a neutral duration in August and September, as we believed rates were unlikely to rise further. In September, rates fell again, so we shortened duration somewhat. This was beneficial when rates rose in October. At the end of the period, the portfolio's duration remained slightly defensive.

In late July, we closed out the cross-market arbitrage position we had established in an earlier period. You may recall that we sought to take advantage of a market anomaly in which municipal bond yields, which are generally tax exempt, were nearly as high as comparable taxable Treasury yields. We bought intermediate-term municipal bonds and sold 10-year Treasury futures contracts, anticipating that the muni/Treasury yield ratio would revert to its long-term average and create an opportunity for gain. In fact, the yield ratio did fall, and a loss in value of the muni bonds was more than offset by a gain in the value of the Treasury futures position. We sold the muni bonds and bought back the Treasury futures contracts, thereby ending the trade and locking in a profit for the fund.

We took the opportunity afforded by strong demand for higher-yielding municipal bonds to take profits where appropriate. We continued to diversify the portfolio by adding selectively to the fund's lower-quality holdings.


[GRAPHIC OMITTED: horizontal bar chart TOP SECTOR WEIGHTINGS COMPARED]

TOP SECTOR WEIGHTINGS COMPARED

                      as of 5/31/03          as of 11/30/03

Health care              17.0%                  17.7%

Utilities                 7.9%                   9.7%

Education                 6.4%                   5.6%

Housing                   4.9%                   5.0%

Financial                 2.3%                   2.2%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

Although it was a volatile period for the municipal market, the six months ended November 30, 2003, were dominated by a strong price recovery for high-yielding bonds, especially for airline-related industrial development bonds (IDBs). IDBs are usually issued to finance local expansion by various businesses and are backed by revenues from the companies benefiting from the financing. As a result, IDB prices are affected by investor perceptions of the health of the backing company or of the industry group. Especially since the terrorist attacks of September 11, 2001, airline-backed IDBs (generally issued to finance expansion of airport facilities) have been negatively affected by declining air traffic, high fixed costs, and high-profile bankruptcies. As the prospects for economic recovery improved, the airline market has strengthened and concerns about bankruptcies have diminished. The fund had only one airline-related holding -- Minneapolis & St. Paul Commission Special Facility bonds issued for Northwest Airlines. This position had been in the portfolio for a long time and it had declined in value sharply in the aftermath of the terrorist attacks of September 11, 2001. However, the relatively small position that remains was a positive for the fund during the fiscal period.

Another top-performing, lower-rated IDB was St. Paul, Housing & Redevelopment Authority Revenue Bonds for HealthEast Project. HealthEast operates three acute-care hospitals in downtown St. Paul, Maplewood and Woodbury. The fund has held two series of these bonds for some time; one has a coupon of 5.85% and matures in 2017 and the other has a coupon of 5.7% and matures in 2015. Moody's rated them Ba2, but had given the hospital system an outlook of "negative," reflecting the financial drain on the system of Woodwinds Hospital, which opened in August of 2000. The hospital did experience a slower-than-expected start, but our analysts believed that its market area and HealthEast's breadth of services were attractive, so we held the position. A combination of volume growth and rate increases in 2002 and 2003 contributed to solid operating improvement and prompted Moody's to improve its outlook to "stable." Although the hospital system still cannot be described as robust, the better outlook had a positive effect on the price of HealthEast bonds.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW

Aaa/AAA (56.9%)

Aa/AA (18.2%)

A (10.2%)

Baa/BBB (7.3%)

Ba/BB (3.7%)

B (2.1%)

Other (1.6%)

Footnote reads:
As a percentage of market value as of 11/30/03. A bond rated Baa/BBB or higher is considered investment grade. The chart reflects Moody's and Standard & Poor's ratings; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


Although the health-care industry as a whole has been in a recovery mode for some time, it still has room to improve, and some systems remain under stress. For example, we have owned bonds issued by Minneapolis, Minnesota for Walker Methodist Senior Services for some time. These are unrated bonds with a 6% coupon and a 2028 maturity date. After Walker announced its decision to close an underperforming facility -- a decision we believe was financially sound despite the cost to Walker -- the price of its bonds dropped as some other investors who wanted to sell their bonds found little interest from potential buyers. Lack of demand for a bond causes its price to decline, and this issue held the fund back during the fiscal period. However, we are maintaining the position because we believe it provides an attractive yield and that Walker will stabilize next year.

We are continuing to look for opportunities to expand the fund's diversification, breaking down larger positions into smaller pieces in an effort to reduce risks, while balancing yield and credit quality. An example of this strategy involves some recent trades among IDBs issued for paper companies. In June, we purchased $2 million in Sartell, Minnesota, Environmental Improvement bonds issued for International Paper Company, rated Baa2 by Moody's, with a coupon of 5.2% and a maturity of 2027. Our purchase was made when we learned that the fund's Sartell Pollution Control Revenue Bonds issued for Champion International would be called away in August. (International Paper acquired Champion in 2000.) In August, we sold $815,000 of the fund's Boise Cascade Corp. Environmental Facility revenue bonds issued by International Falls, Minnesota, with a coupon of 7.25% maturing in 2024. In September we sold $250,000 of International Falls Boise Cascade Pollution Control revenue bonds, with a coupon of 5.65%, maturing in 2022. We decided to reduce the fund's exposure to Boise Cascade after this large paper and forest products company announced its decision to purchase OfficeMax, an office supply chain. In October, Standard & Poor's lowered its outlook for Boise Cascade to "negative," so, with hindsight, our action was well timed.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


The fund's management team

The fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are David Hamlin (Portfolio Leader), Paul Drury (Portfolio Member), Susan McCormack (Portfolio Member), James St. John (Portfolio Member), Richard Wyke (Portfolio Member), and Kevin Cronin.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

We anticipate continued volatility in the coming six months and believe the Federal Reserve Board will hold the federal funds rate steady at 1%. Our 12- to 18-month outlook is less certain. If economic policy succeeds, we may experience a classic bear market for bonds that may push yields higher. However, it is also possible that the economy may not respond satisfactorily to fiscal and monetary policy, and the yield on 10-year Treasuries could fall. Given this degree of uncertainty, we have, at this time, positioned the fund's duration somewhat defensively, and we believe rates may rise in the short term. Currently, we no longer see much opportunity to capitalize on yield spreads between municipal bonds and Treasuries, as the relationship between them is now near the long-term average. We expect that the credit quality of general obligation municipal bonds will remain under pressure because tax revenues cannot be expected to grow significantly until taxpayers begin to report improved earnings. Although yield spreads between high- and low-quality municipal bonds have narrowed somewhat, we believe they could narrow further. As a result, we may see more opportunity for potential gain in this area. In keeping with the fund's objective, we will continue to monitor market conditions as we pursue a high level of tax-free income and manage the fund's risk exposures.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. This fund concentrates its investments in one state and involves more risk than a fund that invests more broadly.


Performance summary

This section provides information about your fund's performance during the first half of its fiscal year, which ended November 30, 2003. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 10 for definitions of some terms used in this section.

-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 11/30/03
-------------------------------------------------------------------------------------------------------------------
                                      Class A               Class B               Class M
(inception dates)                   (10/23/89)             (7/15/93)              (4/3/95)
-------------------------------------------------------------------------------------------------------------------
                                   NAV        POP        NAV       CDSC        NAV        POP
-------------------------------------------------------------------------------------------------------------------
6 months                          0.25%     -4.52%     -0.08%     -4.99%      0.10%     -3.16%
-------------------------------------------------------------------------------------------------------------------
1 year                            6.57       1.52       5.75       0.75       6.13       2.64
-------------------------------------------------------------------------------------------------------------------
5 years                          25.04      19.08      21.02      19.05      23.15      19.15
Annual average                    4.57       3.55       3.89       3.55       4.25       3.57
-------------------------------------------------------------------------------------------------------------------
10 years                         63.60      55.81      53.30      53.30      58.55      53.43
Annual average                    5.05       4.53       4.36       4.36       4.72       4.37
-------------------------------------------------------------------------------------------------------------------
Annual average (life of fund)     6.09       5.73       5.32       5.32       5.72       5.48
-------------------------------------------------------------------------------------------------------------------


Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Performance for class B and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.


-------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/03
-------------------------------------------------------------------
                                                    Lipper
                                                   Minnesota
                                 Lehman          Municipal Debt
                                Municipal        Funds category
                               Bond Index           average*
-------------------------------------------------------------------
6 months                         0.18%              -0.14%
-------------------------------------------------------------------
1 year                           6.66                6.25
-------------------------------------------------------------------
5 years                         31.98               24.08
Annual average                   5.71                4.40
-------------------------------------------------------------------
10 years                        81.80               64.54
Annual average                   6.16                5.10
-------------------------------------------------------------------
Annual average
(life of fund)                   7.26                6.37
-------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-, 5-, and 10-year periods ended 11/30/03, there were 51, 49, 42, and 20 funds, respectively, in this Lipper category.


------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 11/30/03
------------------------------------------------------------------------------------------
                                      Class A           Class B           Class M
------------------------------------------------------------------------------------------
Distributions (number)                      6                 6                 6
------------------------------------------------------------------------------------------
Income 1                                $0.179786         $0.149935         $0.166172
------------------------------------------------------------------------------------------
Capital gains 1                             --                --                --
------------------------------------------------------------------------------------------
Total                                   $0.179786         $0.149935         $0.166172
------------------------------------------------------------------------------------------
Share value:                          NAV        POP         NAV          NAV        POP
------------------------------------------------------------------------------------------
5/31/03                              $9.24      $9.70       $9.21        $9.24      $9.55
------------------------------------------------------------------------------------------
11/30/03                              9.08       9.53        9.05         9.08       9.39
------------------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------------------
Current dividend rate 2              3.97%      3.79%       3.33%        3.67%      3.55%
------------------------------------------------------------------------------------------
Taxable equivalent 3                 6.63       6.33        5.56         6.13       5.93
------------------------------------------------------------------------------------------
Current 30-day SEC yield 4           3.10       2.95        2.45         2.80       2.70
------------------------------------------------------------------------------------------
Taxable equivalent 3                 5.18       4.92        4.09         4.67       4.51
------------------------------------------------------------------------------------------

 1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

 2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

 3 Assumes maximum 40.10% federal and state combined tax rate for 2003.
   Results for investors subject to lower tax rates would not be advantageous.

 4 Based only on investment income, calculated using SEC guidelines.


-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 12/31/03 (MOST RECENT CALENDAR QUARTER)
-------------------------------------------------------------------------------------------------------------------
                                       Class A               Class B               Class M
(inception dates)                    (10/23/89)             (7/15/93)             (4/3/95)
-------------------------------------------------------------------------------------------------------------------
                                   NAV        POP         NAV       CDSC        NAV        POP
-------------------------------------------------------------------------------------------------------------------
6 months                          1.47%     -3.38%       1.25%     -3.73%      1.31%     -1.98%
-------------------------------------------------------------------------------------------------------------------
1 year                            5.50       0.50        4.83      -0.17       5.18       1.80
-------------------------------------------------------------------------------------------------------------------
5 years                          25.75      19.76       21.85      19.87      23.85      19.83
Annual average                    4.69       3.67        4.03       3.69       4.37       3.68
-------------------------------------------------------------------------------------------------------------------
10 years                         61.69      53.92       51.65      51.65      56.69      51.65
Annual average                    4.92       4.41        4.25       4.25       4.59       4.25
-------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)                    6.11       5.75        5.35       5.35       5.74       5.50
-------------------------------------------------------------------------------------------------------------------



Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


Comparative indexes

JP Morgan (formerly Chase) Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Intermediate Government Bond Index is an unmanaged index of government bonds with maturities between 1 and 10 years.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.

A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Putnam is committed to managing our mutual funds in the best interests of our shareholders. Our proxy voting guidelines and policies are available on the Putnam Individual Investor Web site, www.putnaminvestments.com, by calling Putnam's Shareholder Services at 1-800-225-1581, or on the SEC's Web site, www.sec.gov.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
November 30, 2003 (Unaudited)

Key to Abbreviations
-------------------------------------------------------------------------------
AMBAC                 AMBAC Indemnity Corporation
COP                   Certificate of Participation
FGIC                  Financial Guaranty Insurance Company
FSA                   Financial Security Assurance
GNMA Coll.            Government National Mortgage Association Collateralized
G.O. Bonds            General Obligation Bonds
MBIA                  MBIA Insurance Company
VRDN                  Variable Rate Demand Notes

Municipal bonds and notes (99.2%) (a)
Principal amount                                     Rating (RAT)         Value

California (1.2%)
-------------------------------------------------------------------------------
    $1,500,000 CA State Dept. of Wtr. Resources
               Pwr. Supply Rev. Bonds, Ser. A,
               AMBAC, 5 1/2s, 5/1/16                 Aaa             $1,666,875

Louisiana (0.4%)
-------------------------------------------------------------------------------
       750,000 LA Pub. Fac. Auth. Hosp. Rev. Bonds
               (Lake Charles Memorial Hosp.),
               8 5/8s, 12/1/30                       CCC/P              618,750

Minnesota (93.4%)
-------------------------------------------------------------------------------
               Bemidji, Hosp. Fac. Rev. Bonds
               (First Mtge.-North Country Hlth.
               Svcs.)
     1,200,000 5 5/8s, 9/1/21                        A                1,225,500
     1,760,000 5 5/8s, 9/1/15                        A                1,830,400
     1,560,000 Big Lake, G.O. Bonds (Indpt. School
               Dist. No. 728), Ser. C, FSA, 5s,
               2/1/21                                Aaa              1,626,300
     1,000,000 Brainerd, G.O. Bonds (Indpt. School
               Dist. No. 181), Ser. A, FGIC, 5s,
               2/1/13                                Aaa              1,107,500
     1,500,000 Brooklyn Ctr., VRDN (Brookdale Corp.
               II), 1.15s, 12/1/14                   A-1              1,500,000
     1,000,000 Cass Lake, G.O. Bonds (Indpt. School
               Dist. No. 115), FGIC, 5s, 2/1/28      Aaa              1,022,500
       980,000 Chaska, Indl. Dev. Rev. Bonds
               (Lifecore Biomedical, Inc.),
               10 1/4s, 9/1/20                       BB/P             1,021,513
     3,745,000 Cohasset, VRDN (MN Pwr. & Light
               Co.), 1.1s, 6/1/20                    A-1+             3,745,000
     1,000,000 Dakota Cnty., Cmnty. Dev. Agcy. G.O.
               Bonds (Sr. Hsg. Fac.), 5s, 1/1/21     Aa1              1,038,750
               Duluth, Econ. Dev. Auth. Hlth. Care
               Fac. Rev. Bonds
     1,000,000 (St. Luke's Hosp.), 7 1/4s, 6/15/32   BB               1,028,750
       200,000 (BSM Properties, Inc.), Ser. A,
               5 7/8s, 12/1/28                       BB/P               191,000
     1,000,000 Duluth, Gross Rev. Bonds (Rec. Fac.
               - Duluth Entertainment), 7.6s,
               12/1/11                               Baa2             1,082,840
       750,000 East Grand Forks, Poll. Rev. Bonds
               (American Crystal Sugar), Ser. A,
               6s, 4/1/18                            BBB+               784,688
     1,000,000 Elk River, G.O. Bonds (Indpt. School
               Dist. No. 728), Ser. A, MBIA, 5s,
               2/1/19                                Aaa              1,052,500
     1,440,000 Hennepin Cnty., G.O. Bonds, Ser. A,
               5 1/8s, 12/1/19                       Aaa              1,539,000
     1,000,000 Hutchinson, G.O. Bonds (Indpt.
               School Dist. No. 423), Ser. A,
               5 3/4s, 2/1/13                        Aa2              1,112,500
       750,000 Intl. Falls, Poll. Control
               Rev. Bonds (Boise Cascade Corp.),
               5.65s, 12/1/22                        BB                 681,563
     2,610,000 Itasca Cnty., G.O. Bonds (Indpt.
               School Dist. No. 318), FSA, 5s,
               2/1/15                                AAA              2,838,375
     1,430,000 Lake Superior, G.O. Bonds (Indpt.
               School Dist.  No. 381), Ser. A, FSA,
               5s, 4/1/14                            Aaa              1,573,000
               Lakeville, G.O. Bonds (Indpt. School
               Dist. No. 194)
     2,000,000 Ser. A, FGIC, 5 1/2s, 2/1/24          Aaa              2,155,000
     1,440,000 Ser. C, FSA, 5s, 2/1/15               Aaa              1,573,200
     2,000,000 Martin Cnty., Hosp. Rev. Bonds
               (Fairmont Cmnty. Hosp. Assn.),
               6 5/8s, 9/1/22                        BBB-/P           2,025,000
     1,550,000 Medford, G.O. Bonds (Indpt. School
               Dist. No. 763), Ser. A, FSA, 5 1/2s,
               2/1/31                                Aaa              1,660,438
     1,800,000 Minneapolis & St. Paul, Arpt.
               Rev. Bonds, Ser. C, FGIC, 5 1/2s,
               1/1/16                                Aaa              1,986,750
     1,000,000 Minneapolis & St. Paul, Hsg. &
               Redev. Auth. Hlth. Care Syst.
               Rev. Bonds (Children's Hlth.
               Care), Ser. A, FSA, 5.7s, 8/15/16     Aaa              1,067,500
               Minneapolis & St. Paul, Metro. Arpt.
               Comm. Rev. Bonds, Ser. A, MBIA
     1,000,000 5s, 1/1/28                            Aaa              1,020,000
     1,500,000 5s, 1/1/21                            Aaa              1,565,625
       500,000 Minneapolis & St. Paul, Metro. Arpt.
               Comm. Special Fac. Rev. Bonds
               (Northwest Airlines, Inc.), Ser. A,
               7s, 4/1/25                            B+/P               468,750
     1,095,000 Minneapolis, COP (Special School
               Dist. No. 001), Ser. B, FSA, 5s,
               2/1/12                                Aaa              1,216,819
               Minneapolis, G.O. Bonds
     2,000,000 (Sports Arena), 5.2s, 10/1/24         AAA              2,077,500
     1,500,000 (Tax Increment), Ser. B, 5 1/8s,
               12/1/24                               AAA              1,563,750
     1,200,000 (Impt.), 5s, 12/1/18                  AAA              1,263,000
               Minneapolis, Multi-Fam. Rev. Bonds
     1,190,000 (East Bank), GNMA, 5 3/4s, 10/20/42   Aaa              1,228,675
     1,000,000 (Bottineau Commons), GNMA, 5.45s,
               4/20/43                               Aaa              1,023,750
               Minneapolis, Rev. Bonds (Walker
               Methodist Sr. Svcs.)
       425,000 Ser. A, 6s, 11/15/28                  B+/P               341,063
     1,000,000 Ser. C, 6s, 11/15/28                  B+/P               802,500
     1,705,000 Minneapolis, Cmnty. Dev. Agcy.
               Supported Dev. Rev. Bonds, Ser. G-3,
               5.45s, 12/1/31                        A-               1,754,019
     1,000,000 Minneapolis, Hlth. Care Syst.
               Rev. Bonds (Fairview Hlth. Svcs.),
               Ser. B, MBIA, 5s, 5/15/10             Aaa              1,113,750
     1,675,000 Minneapolis, Tax Increment G.O.
               Bonds, Ser. E, 5s, 3/1/26             AAA              1,712,688
     2,715,000 Minnetonka, G.O. Bonds (Indpt.
               School Dist. No. 276), Ser. B,
               5 3/4s, 2/1/22                        Aa2              2,962,744
               MN Agricultural & Econ. Dev. Board
               Rev. Bonds
     1,500,000 (Evangelical Lutheran), 6 5/8s,
               8/1/25                                A3               1,606,875
     3,000,000 (Hlth. Care Syst. - Fairview Hosp.),
               Ser. A, MBIA, 5 1/2s, 11/15/17        Aaa              3,288,750
     1,400,000 (Hlth. Care - Benedictine Hlth.),
               Ser. A, MBIA, 5 1/4s, 2/15/14         Aaa              1,543,500
       500,000 (Hlth. Care - Benedictine Hlth.),
               Ser. A, MBIA, 5s, 2/15/23             Aaa                515,000
     1,035,000 MN Pub. Fac. Auth. Trans. Rev. Bonds
               (Closed Lane Pool), 5s, 3/1/10        Aa2              1,155,319
               MN Pub. Fac. Auth. Wtr. Poll.
               Control Rev. Bonds, Ser. A
     1,000,000 5 1/4s, 3/1/17                        Aaa              1,083,750
     1,500,000 5s, 3/1/17                            Aaa              1,610,625
     3,000,000 MN State Duluth Arpt. Tax Increment
               G.O. Bonds, Ser. 95A, 6 1/4s, 8/1/14  AAA              3,191,250
     1,500,000 MN State G.O. Bonds, 5s, 11/1/19      AAA              1,576,875
               MN State Higher Ed. Fac. Auth.
               Rev. Bonds
       580,000 (U. of St. Thomas), Ser. 4-P, 5.4s,
               4/1/23                                A2                 601,025
       500,000 (The College of St. Catherine),
               5 3/8s, 10/1/32                       Baa1               516,250
     1,000,000 (St. John's U.), Ser. 4-L, 5.35s,
               10/1/17                               A3               1,051,250
       500,000 (St. John's U.), Ser. 5-I, 5 1/4s,
               10/1/26                               A3                 518,125
       500,000 (The College of St. Catherine), 5s,
               10/1/18                               Baa1               511,875
     1,750,000 MN State Higher Ed. Fac. Auth. VRDN
               (St. Olaf College), Ser. 5-M1, 1.1s,
               10/1/32                               VMIG1            1,750,000
       240,000 MN State Hsg. Fin. Agcy. Single Fam.
               Mtge. Rev. Bonds, Ser. Q, 6.7s,
               1/1/17                                Aa1                245,088
     1,000,000 Monticello, Big Lake Cmnty. Hosp.
               Dist. Gross Rev. Bonds (Hlth. Care
               Fac.), Ser. A, 5 3/4s, 12/1/19        BBB-/P           1,005,000
               Morris, G.O. Bonds (Indpt. School
               Dist. No. 769), MBIA
     1,000,000 5s, 2/1/18                            Aaa              1,065,000
     1,150,000 5s, 2/1/17                            Aaa              1,234,813
     1,250,000 Mounds View, G.O. Bonds (Indpt.
               School Dist. No 621), Ser. A,
               5 3/8s, 2/1/20                        Aa2              1,350,000
       800,000 New Hope, Hsg. & Hlth. Care
               Rev. Bonds  (MN Masonic Home North
               Ridge), 5 7/8s, 3/1/29                B+                 774,000
               North St. Paul - Maplewood, G.O.
               Bonds (Indpt. School Dist. No. 622),
               Ser. A, MBIA
     2,000,000 7.1s, 2/1/19                          Aaa              2,137,500
     3,000,000 6 7/8s, 2/1/15                        Aaa              3,198,750
               Northfield, Hlth. Care Fac.
               Rev. Bonds (Retirement Ctr.), Ser. A
       330,000 6s, 5/1/28                            B                  321,750
       690,000 5 3/4s, 5/1/16                        B                  668,438
     1,000,000 Northfield, Hosp. Rev. Bonds,
               Ser. C, 6s, 11/1/31                   BBB-             1,018,750
       800,000 Olmsted Cnty., Hlth. Care Fac.
               Rev. Bonds (Olmsted Med. Ctr.),
               5.55s, 7/1/19                         BB+/P              811,000
     2,000,000 Osseo, G.O. Bonds (Indpt. School
               Dist. No. 279), Ser. A, MBIA,
               5 1/4s, 2/1/21                        Aa2              2,132,500
     1,220,000 Pequot Lakes, G.O. Bonds (Indpt.
               School Dist. No. 186), FGIC, 5s,
               2/1/12                                Aaa              1,355,725
     1,160,000 Ramsey Cnty., G.O. Bonds (Cap.
               Impt.), Ser. A, 5 3/8s, 2/1/16        Aaa              1,260,050
     1,150,000 Ramsey Cnty., Hsg. & Redev. Auth.
               Multi-Fam. Rev. Bonds (Hanover
               Townhouses), 6s, 7/1/31               Aa2              1,188,813
               Robbinsdale, G.O. Bonds (Indpt.
               School Dist. No. 281)
     2,000,000 5 5/8s, 2/1/21                        Aa2              2,272,500
     1,500,000 MBIA, 5s, 2/1/14                      Aaa              1,610,625
     1,500,000 Rochester, Elec. Util. Rev. Bonds,
               5 1/4s, 12/1/30                       Aa3              1,552,500
     2,000,000 Rochester, G.O. Bonds (Indpt. School
               Dist. No. 535), Ser. A, 5 1/4s,
               2/1/15                                Aa2              2,145,000
     3,600,000 Rochester, Hlth. Care Fac.
               Rev. Bonds (Olmsted Med. Group),
               7 1/2s, 7/1/19                        AAA/P            3,802,752
     2,000,000 Roseville, G.O. Bonds (Indpt. School
               Dist. No. 623), Ser. A, FSA, 5s,
               2/1/25                                Aaa              2,055,000
     2,000,000 Sartell, Env. Rev. Bonds, Ser. A,
               5.2s, 6/1/27                          Baa2             1,970,000
     2,540,000 Sauk Rapids, G.O. Bonds (Indpt.
               School Dist. No. 047), Ser. B, FSA,
               zero %, 2/1/11                        Aaa              1,958,975
     2,495,000 SCA Tax Exempt Trust Multi-Fam.
               Mtge. Rev. Bonds (Burnsville),
               Ser. A-9, FSA, 7.1s, 1/1/30           Aaa              2,599,160
               Southern MN Muni. Pwr. Agcy. Syst.
               Rev. Bonds
     3,000,000 Ser. A, AMBAC, 5 1/4s, 1/1/16         Aaa              3,386,250
     1,240,000 Ser. B, 5s, 1/1/13                    A+               1,268,619
     1,500,000 St. Cloud, Hlth. Care Rev. Bonds
               (St. Cloud Hosp. Oblig. Group),
               Ser. A, 6 1/4s, 5/1/17                Aaa              1,773,750
     1,310,000 St. Michael, G.O. Bonds (Indpt.
               School Dist. No. 885), FSA, 5s,
               2/1/16                                Aaa              1,416,438
     2,475,000 St. Paul, COP (Indpt. School Dist.
               No. 625), Ser. C, 5 1/4s, 2/1/16      Aa3              2,561,625
               St. Paul, Hsg. & Redev. Auth. Hosp.
               Rev. Bonds (Healtheast)
     1,000,000 Ser. B, 5.85s, 11/1/17                Ba2                950,000
       400,000 Ser. A, 5.7s, 11/1/15                 Ba2                378,500
     1,500,000 St. Paul, Hsg. & Redev. Auth. Hlth.
               Care Fac. Rev. Bonds (Regions
               Hosp.), 5.3s, 5/15/28                 BBB+             1,468,125
               U. of MN Rev. Bonds, Ser. A
     1,000,000 5 3/4s, 7/1/18                        Aa2              1,180,000
     2,160,000 5 3/4s, 7/1/17                        Aa2              2,548,800
     1,000,000 5 1/2s, 7/1/21                        Aa2              1,150,000
     1,000,000 5 1/2s, 7/1/08                        Aa2              1,131,250
               Western MN Muni. Pwr. Agcy.
               Rev. Bonds, Ser. A
       565,000 AMBAC, 5 1/2s, 1/1/16                 Aaa                631,388
     1,000,000 MBIA, 5s, 1/1/30                      Aaa              1,018,750
     1,170,000 White Bear Lake, G.O. Bonds (Indpt.
               School Dist. No. 624), Ser. C, FSA,
               5s, 2/1/12                            Aaa              1,300,163
                                                                 --------------
                                                                    139,002,016

New Jersey (0.3%)
-------------------------------------------------------------------------------
       500,000 Tobacco Settlement Fin. Corp.
               Rev. Bonds, 6 3/4s, 6/1/39            Baa2               485,625

Puerto Rico (3.2%)
-------------------------------------------------------------------------------
     1,000,000 Cmnwlth. of PR, G.O. Bonds (Pub.
               Impt.), Ser. A, FGIC, 5 1/2s, 7/1/20  Aaa              1,158,750
               Cmnwlth. of PR, Hwy. & Trans. Auth.
               Rev. Bonds, Ser. AA, MBIA
     1,200,000 5 1/2s, 7/1/20                        Aaa              1,390,500
     1,000,000 5 1/2s, 7/1/17                        Aaa              1,160,000
     1,000,000 PR Elec. Pwr. Auth. Rev. Bonds,
               MBIA, 5s, 7/1/19                      Aaa              1,105,000
                                                                 --------------
                                                                      4,814,250

South Dakota (0.7%)
-------------------------------------------------------------------------------
     1,000,000 Mounds View, G.O. Bonds (Indpt.
               School Dist. No. 621), Ser. A,
               5 1/4s, 2/1/15                        Aa2              1,101,250
-------------------------------------------------------------------------------
               Total Investments (cost $140,890,852)               $147,688,766
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $148,950,267.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at November 30, 2003, for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 2003. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

      The rates shown on VRDN, mandatory put bonds are the current interest rates shown at November 30, 2003, which are subject to change based on the terms of the security.

      The fund had the following industry group concentration greater than 10% at November 30, 2003
      (as a percentage of net assets):

         Health care            17.7%

      The fund had the following insurance concentrations greater than 10% at November 30, 2003
      (as a percentage of net assets):

         MBIA                   18.4%
         FSA                    14.1

      The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
November 30, 2003 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$140,890,852) (Note 1)                                           $147,688,766
-------------------------------------------------------------------------------
Cash                                                                   44,595
-------------------------------------------------------------------------------
Interest and other receivables                                      2,358,056
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                 55,084
-------------------------------------------------------------------------------
Total assets                                                      150,146,501

Liabilities
-------------------------------------------------------------------------------
Distributions payable to shareholders                                 199,624
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                            642,381
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                          193,332
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)             34,686
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 23,909
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                              497
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                 66,471
-------------------------------------------------------------------------------
Other accrued expenses                                                 35,334
-------------------------------------------------------------------------------
Total liabilities                                                   1,196,234
-------------------------------------------------------------------------------
Net assets                                                       $148,950,267

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                  $145,512,851
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                          174,082
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)              (3,534,580)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                          6,797,914
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $148,950,267

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($107,103,746 divided by 11,800,686 shares)                             $9.08
-------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $9.08)*                  $9.53
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($40,407,211 divided by 4,464,167 shares)**                             $9.05
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($1,439,310 divided by 158,575 shares)                                  $9.08
-------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.08)***                $9.39
-------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

    The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended November 30, 2003 (Unaudited)

Interest income:                                                   $3,842,459
-------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                      394,533
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                         96,267
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                              6,455
-------------------------------------------------------------------------------
Administrative services (Note 2)                                        2,782
-------------------------------------------------------------------------------
Distribution fees - Class A (Note 2)                                  112,772
-------------------------------------------------------------------------------
Distribution fees - Class B (Note 2)                                  186,100
-------------------------------------------------------------------------------
Distribution fees - Class M (Note 2)                                    3,602
-------------------------------------------------------------------------------
Other                                                                  43,704
-------------------------------------------------------------------------------
Total expenses                                                        846,215
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                             (7,711)
-------------------------------------------------------------------------------
Net expenses                                                          838,504
-------------------------------------------------------------------------------
Net investment income                                               3,003,955
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                      271,981
-------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                       532,940
-------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures
contracts during the period                                        (3,796,533)
-------------------------------------------------------------------------------
Net loss on investments                                            (2,991,612)
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations                  $12,343
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                            Six months ended       Year ended
                                                 November 30           May 31
Increase (decrease) in net assets                       2003*            2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                             $3,003,955       $6,562,893
-------------------------------------------------------------------------------
Net realized gain (loss) on investments              804,921         (384,617)
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                    (3,796,533)       7,284,365
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                            12,343       13,462,641
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
  From ordinary income
   Class A                                                --          (74,578)
-------------------------------------------------------------------------------
   Class B                                                --          (31,285)
-------------------------------------------------------------------------------
   Class M                                                --             (955)
-------------------------------------------------------------------------------
  From tax-exempt income
   Class A                                        (2,237,163)      (4,678,746)
-------------------------------------------------------------------------------
   Class B                                          (726,581)      (1,639,770)
-------------------------------------------------------------------------------
   Class M                                           (26,429)         (56,129)
-------------------------------------------------------------------------------
Increase (decrease) from capital share
transactions (Note 4)                            (10,801,900)       3,434,350
-------------------------------------------------------------------------------
Total increase (decrease) in net assets          (13,779,730)      10,415,528

Net assets
-------------------------------------------------------------------------------
Beginning of period                              162,729,997      152,314,469
-------------------------------------------------------------------------------
End of period (including undistributed net
investment income of $174,082 and $160,300,
respectively)                                   $148,950,267     $162,729,997
-------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------
                                   Six months
                                     ended
                                    Nov. 30
Per-share                         (Unaudited)                                  Year ended May 31
operating performance                 2003            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                  $9.24           $8.84           $8.73           $8.31           $9.05           $9.19
---------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------
Net investment income                  .18             .39             .44             .45             .44 (c)         .45 (c)
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments            (.16)            .40             .10             .42            (.74)           (.14)
---------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  .02             .79             .54             .87            (.30)            .31
---------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------
From net
investment income                     (.18)           (.39)           (.43)           (.45)           (.44)           (.45)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                   (.18)           (.39)           (.43)           (.45)           (.44)           (.45)
---------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                        $9.08           $9.24           $8.84           $8.73           $8.31           $9.05
---------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                0.25*           9.12            6.36           10.61           (3.30)           3.38
---------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $107,104        $115,107        $105,533         $94,147         $86,868        $102,869
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)              .44*            .91             .88             .88             .89 (c)         .92 (c)
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)             2.00*           4.36            4.97            5.17            5.15 (c)        4.81 (c)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                4.83*          26.67           12.16           25.76           12.09           12.79
---------------------------------------------------------------------------------------------------------------------------


  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the years ended May 31, 2000 and May 31, 1999 reflect a reduction of 0.01% and 0.08%, respectively, based on average net assets for class A shares.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------
                                   Six months
                                     ended
                                    Nov. 30
Per-share                         (Unaudited)                                  Year ended May 31
operating performance                 2003            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                  $9.21           $8.82           $8.70           $8.29           $9.02           $9.16
---------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------
Net investment income                  .15             .33             .38             .39             .38 (c)         .38 (c)
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments            (.16)            .39             .12             .41            (.73)           (.13)
---------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                 (.01)            .72             .50             .80            (.35)            .25
---------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------
From net
investment income                     (.15)           (.33)           (.38)           (.39)           (.38)           (.39)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                   (.15)           (.33)           (.38)           (.39)           (.38)           (.39)
---------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                        $9.05           $9.21           $8.82           $8.70           $8.29           $9.02
---------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)               (0.08)*          8.31            5.80            9.78           (3.84)           2.70
---------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                     $40,407         $46,152         $45,367         $47,678         $45,249         $51,360
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)              .77*           1.56            1.53            1.53            1.54 (c)        1.57 (c)
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)             1.67*           3.71            4.32            4.52            4.50 (c)        4.16 (c)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                4.83*          26.67           12.16           25.76           12.09           12.79
---------------------------------------------------------------------------------------------------------------------------


  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the years ended May 31, 2000 and May 31, 1999 reflect a reduction of 0.01% and 0.08%, respectively, based on average net assets for class B shares.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------
                                   Six months
                                     ended
                                    Nov. 30
Per-share                         (Unaudited)                                  Year ended May 31
operating performance                 2003            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                  $9.24           $8.84           $8.72           $8.31           $9.04           $9.19
---------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------
Net investment income                  .17             .36             .41             .42             .42 (c)         .41 (c)
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments            (.16)            .40             .12             .41            (.73)           (.14)
---------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  .01             .76             .53             .83            (.31)            .27
---------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------
From net
investment income                     (.17)           (.36)           (.41)           (.42)           (.42)           (.42)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                   (.17)           (.36)           (.41)           (.42)           (.42)           (.42)
---------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                        $9.08           $9.24           $8.84           $8.72           $8.31           $9.04
---------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                0.10*           8.80            6.16           10.15           (3.49)           2.96
---------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $1,439          $1,470          $1,414          $2,180          $2,185          $1,613
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)              .59*           1.21            1.18            1.18            1.19 (c)        1.22 (c)
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)             1.85*           4.06            4.67            4.88            4.87 (c)        4.51 (c)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                4.83*          26.67           12.16           25.76           12.09           12.79
---------------------------------------------------------------------------------------------------------------------------


  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the years ended May 31, 2000 and May 31, 1999 reflect a reduction of 0.01% and 0.08%, respectively, based on average net assets for class M shares.

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
November 30, 2003 (Unaudited)

Note 1
Significant accounting policies

Putnam Minnesota Tax Exempt Income Fund (the "fund") is registered under the investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and Minnesota personal income tax as Putnam Investment Management, LLC ("Putnam Management"), the funds manager, an indirect wholly-owned subsidiary of Putnam LLC, believes is consistent with preservation of capital by investing primarily in a portfolio of investment-grade Minnesota tax exempt securities with intermediate- to long-term maturities. The fund may be affected by economic and political developments in the state of Minnesota.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A but lower than class B shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date;
thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end are listed after The fund's portfolio.

D) Line of credit During the period, the fund was entered into a committed line of credit with certain banks. The line of credit agreement included restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the period ended August 6, 2003, the fund had no borrowings against the line of credit. Effective August 6, 2003, the fund no longer participated in a committed line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 2003, the fund had a capital loss carryover of $3,105,458 available to the extent allowed by tax law to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover   Expiration
--------------------------------
     $832,422    May 31, 2004
      164,178    May 31, 2006
    1,614,222    May 31, 2008
      170,322    May 31, 2009
      324,314    May 31, 2010

The aggregate identified cost on a tax basis is $140,890,851, resulting in gross unrealized appreciation and depreciation of $7,589,343 and $791,428, respectively, or net unrealized appreciation of $6,797,915.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.50% of the average net assets of the fund or (ii) the following annual rates expressed as of percentage of the fund's average net assets: 0.60% of the first $500 million, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% and thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended November 30, 2003, the fund's expenses were reduced by $7,711 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $623 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rates up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at the annual rates of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the six months ended November 30, 2003, Putnam Retail Management, acting as underwriter, received net commissions of $7,723 and $36 from the sale of class A and class M shares, respectively and $46,071 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the six months ended November 30, 2003, Putnam Retail Management, acting as underwriter, received $5,429 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended November 30, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $7,134,440 and $18,752,617, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At six months ended November 30, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                              Six months ended November 30, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            781,710        $7,103,906
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                          185,500         1,676,608
----------------------------------------------------------------
                                       967,210         8,780,514

Shares repurchased                  (1,627,446)      (14,677,768)
----------------------------------------------------------------
Net decrease                          (660,236)      $(5,897,254)
----------------------------------------------------------------

                                         Year ended May 31, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,441,312       $12,928,818
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                          384,770         3,458,778
----------------------------------------------------------------
                                     1,826,082        16,387,596

Shares repurchased                  (1,304,050)      (11,721,289)
----------------------------------------------------------------
Net increase                           522,032        $4,666,307
----------------------------------------------------------------

                              Six months ended November 30, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            180,322        $1,629,865
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                           61,135           550,997
----------------------------------------------------------------
                                       241,457         2,180,862

Shares repurchased                    (787,247)       (7,080,510)
----------------------------------------------------------------
Net decrease                          (545,790)      $(4,899,648)
----------------------------------------------------------------

                                         Year ended May 31, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            563,089        $5,034,099
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                          139,571         1,250,924
----------------------------------------------------------------
                                       702,660         6,285,023

Shares repurchased                    (839,148)       (7,510,953)
----------------------------------------------------------------
Net decrease                          (136,488)      $(1,225,930)
----------------------------------------------------------------

                              Six months ended November 30, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                              2,096           $18,914
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                            2,656            24,008
----------------------------------------------------------------
                                         4,752            42,922

Shares repurchased                      (5,355)          (47,920)
----------------------------------------------------------------
Net decrease                              (603)          $(4,998)
----------------------------------------------------------------

                                         Year ended May 31, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             10,180           $92,224
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                            5,571            50,069
----------------------------------------------------------------
                                        15,751           142,293

Shares repurchased                     (16,579)         (148,320)
----------------------------------------------------------------
Net decrease                              (828)          $(6,027)
----------------------------------------------------------------

Note 5
Regulatory matters and litigation

On November 13, 2003, Putnam Management agreed to entry of an order by the Securities and Exchange Commission (SEC) in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam Management investment professionals. The SEC's findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings, and valuations. The six individuals are no longer employed by Putnam Management. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings, which included findings that Putnam Management willfully violated provisions of the federal securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. If a hearing is necessary to determine the amounts of such penalty or other relief, Putnam Management will be precluded from arguing that it did not violate the federal securities laws in the manner described in the SEC order, the findings set forth in the SEC order will be accepted as true by the hearing officer and additional evidence may be presented. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings instituted by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.

The SEC's and Commonwealth's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's policies and controls related to short-term trading. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer and
Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal Executive Officer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and Principal Accounting Officer

Beth S. Mazor
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

William H. Woolverton
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Minnesota Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

SA049-203436  847/238/129  1/04

Not FDIC Insured    May Lose Value    No Bank Guarantee



Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 10. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: January 23, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                     ---------------------------
                                     Karnig H. Durgarian
                                     Principal Executive Officer
Date: January 23, 2004



By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Financial Officer
Date: January 23, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: January 23, 2004